FEBRUARY 28, 2025
SUPPLEMENT TO
THE HARTFORD EQUITY INCOME FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY FOR THE HARTFORD EQUITY INCOME FUND
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
The Board of Directors of The Hartford Mutual Funds, Inc. has approved a change to the non-fundamental 80% investment policy (“Investment Policy”) for The Hartford Equity Income Fund in connection with amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended (“Names Rule”). The change to the Investment Policy will become effective upon the compliance date of the Names Rule, which is currently December 11, 2025 (this date may be delayed in the event that the U.S. Securities and Exchange Commission grants an extension). The change to the Investment Policy is not expected to materially impact the manner in which The Hartford Equity Income Fund is managed. The Hartford Equity Income Fund’s Investment Policy related to investing at least 80% of its assets in equity securities will change to the following: “Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that either pay a dividend or are expected to pay a dividend within the next 12 months.” Accordingly, effective upon the compliance date of the Names Rule, under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the first paragraph is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that either pay a dividend or are expected to pay a dividend within the next 12 months. The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7714
February 2025